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                                                                   EXHIBIT 10.34


                              SECOND AMENDMENT TO
                         TERM LOAN AGREEMENT--EQUIPMENT


The parties to this Second Amendment to Term Loan Agreement--Equipment, dated as of March 14, 1998, are UNIFI Communications, Inc., a Delaware corporation (the

"Borrower"), and SingTel (Netherlands Antilles) Pte N.V., a Netherlands Antilles
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corporation having its registered office at Pietermaai 15 Willemstad, Curacao,
Netherlands Antilles ("SingTel N.A.").
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The parties are parties to a Term Loan Agreement--Equipment (the "Agreement")
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dated as of April 10, 1995, as amended by the First Amendment thereto dated as of February 21, 1997, and desire to further amend the Agreement in the manner set forth herein. The parties accordingly agree as follows.

     1. Section 7.1(a)(ii) is hereby amended by changing the thirty (30) day period set forth therein to a forty-five (45) day period.

     2. Section 7.2(a) of the Agreement is hereby amended in its entirety to read as follows:

     "create or incur any Liens on any of the property or assets of the Borrower or any of its Subsidiaries except as permitted pursuant to Section 4.11 ("Limitation on Liens") of that certain Indenture between the Borrower and Fleet National Bank as Trustee dated as of February 21, 1997."

     3. Subsections (j) and (m) of Section 8 of the Agreement are hereby each amended by replacing the phrase "One Million Dollars ($1,000,000)" appearing therein with the phrase "Five Million Dollars ($5,000,000)".

     4. Except as amended hereby, the Agreement shall remain in full force and effect.


     In witness whereof, this Second Amendment to Term Loan Agreement--Equipment has been executed by the parties hereto as of the date first set forth above.

UNIFI Communications, Inc.      SingTel (Netherlands Antilles)
                           Pte N.V.


By:   /s/ Douglas J. Ranalli                     By:  /s/ Chua Sock Koong
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     Douglas J. Ranalli
     President                                   Title: Director
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